BSVN

Q1 2023
Earnings Release

APRIL 27, 2023

BSVN – Corporate Overview

Consistently ranked by S & P Global Market Intelligence as one of the Top Performing Community Banks in the United States

	Q1 2023	Q1 2022	% Change	Q4 2022	% Change
Total assets	$ 1,660,542	$ 1,421,232	16.8%	$ 1,584,169	4.8%
Total loans	1,279,363	1,061,821	20.5%	1,270,456	0.7%
Total deposits	1,491,559	1,283,279	16.2%	1,429,300	4.4%
Net income	9,608	6,184	55.4%	8,386	14.6%
Pre-provision pre-tax earnings	13,030	8,463	54.0%	12,984	0.4%
Net interest margin, ex. loan fees	4.72%	3.91%	20.7%	4.87%	-3.08%
Earnings per share	1.04	0.67	55.2%	0.91	14.3%
ROATCE	28.0%	20.9%	34.3%	25.8%	8.7%
Adjusted ROATCE (1)	25.9%	20.1%	27.6%	24.2%	6.8%

- Consistent strong liquidity and cash position, and a lack of reliance on uninsured deposits when compared to the industry average(2)
- Disciplined credit culture that adheres to a robust risk management framework resulting in excellent credit quality and a history of low credit losses
- Experienced and talented bankers focused on high-touch personalized service, targeting entrepreneurs and their commercial banking needs
- Positioned in dynamic markets, with a commercial banking emphasis delivering services via a branch-lite model
- Shareholder alignment due to 58% insider ownership

Dollars in thousands, all data as of March 31,2023, unless indicated otherwise
(1) Adjusted equity within calculation to back-out the impact of the tax effected unrealized loss included in AOCI. See slide 20 for the indicated amounts.
(2) See slide 4 for uninsured deposit comparison to industry average

Q1 Overview

Record PPE, Net Income, and EPS

- Disciplined loan pricing combined with our consistent net interest margin and low efficiency ratio drove record PPE and EPS
- Record EPS results were achieved through core earnings with no share repurchases

Stable Quality Deposits

- For the entire quarter, deposits increased $62.26 million or 4.36%. During the month of March, total deposits increased $41.78 million or 2.88%, and individual core transaction accounts[(1)] increased by $11.34 million
- Uninsured deposits represented 28.29% of total deposits, as compared to the industry average of 37.30%[(2)]. Adjusted uninsured deposits represented $289.32 million or 19.40%[(3)]
- The sum of cash on hand plus unpledged securities, and our undrawn lines-of-credit equal $419.89 million, which exceeds our adjusted uninsured deposits of $289.32 million[(4)]

Proven & Consistent Balance Sheet Management

- $865.90 million or 67.54% of loans reprice in 1 year or less, with $679.21 million or 58.12% repricing daily
- Cash to total assets was 10.98% at quarter end, as compared to the industry average of 4.76%[(5)]
- Minimal AOCI impact; the average duration of our investment portfolio is ~2.7 years, with $100.00 million of U.S. Treasuries or 54.70% maturing in 11 months

Prudent Capital Management

- Our strong earnings and low dividend payout ratio rapidly builds capital
- Capital ratios remain robust and exceed the "well capitalized" guidelines
- Tier 1 Leverage: 9.47%
- No Debt
- No HTM securities

Dollars in thousands, all data as of March 31,2023, unless indicated otherwise
(1) Includes interest bearing and non-interest bearing demand deposit, money market, and savings accounts
(2) Based on Call Report data; Source: S&P Global; See slide 4
(3) Adjusted uninsured deposits excludes insider deposits > $1 million and collateralized deposits; collateralized deposits are deposits fully secured by collateral pledged by the bank
(4) See slide 4 for adjusted uninsured deposit calculation
(5) All U.S. Banks/Thrifts; Must be traded on a major exchange; As of Q4 2022; Source: S&P Global; See slide 3

Liquidity and Asset Sensitivity

BANK7

Comparative Banking Industry Data

Metrics / Ratios[1]	Q1 2023 Bank7	Q4 2022 Bank7	Q4 2022 Industry Average[1]
Cash / Total Assets	10.98%	7.23%	4.76%
Securities / Total Assets	10.49%	11.01%	19.63%
HTM Securities / Total Assets	0.00%	0.00%	4.80%
Adjusted Uninsured Deposits / Total Deposits[2]	19.40%	20.94%	37.30%

Asset Sensitivity

	< 1 year[1]	1 to 2 years	2 to 3 years	> 3 years	Total
Earning Assets:					
Cash and cash equivalents	$ 177,389	$ -	$ -	$ -	$ 177,389
Loans[3]	858,438	107,111	104,521	204,503	1,274,573
Securities	99,941	5,574	6,057	61,397	172,969
Total	$ 1,135,768	$ 112,685	$ 110,578	$ 265,900	$ 1,624,931
% of Total	69.90%	6.93%	6.81%	16.36%	100.00%

Dollars in thousands, all data as of March 31,2023, unless indicated otherwise
(1) Based on Call Report data for public banks; Source: S&P Global.
(2) See slide 4 for adjusted uninsured deposit reconciliation
(3) Includes $679.21 million of loans that reprice daily in the <1 year category

Uninsured Deposits

Uninsured Deposits | Cash/Liquidity

		Q1 2023
Uninsured Deposits	$	422,216
Less: Insider Deposits > $1 Million		(70,231)
Less: Collateralized Deposits		(62,661)
Adjusted Uninsured Deposits	**$**	**289,324**

		Q1 2023
Cash and cash equivalents	$	177,389
Undrawn FHLB Line-of-Credit		143,928
Unpledged Securities		98,570
Cash/Liquidity	**$**	**419,887**

Uninsured Deposits / Total Deposits (1)(2)



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
30.8%
33.2%
35.0%
40.7%
44.0%
48.2%
37.3%
Bank7 28.29%
$0.0 - $2.5bn
$2.5 - $5.0bn
$5.0 - $10.0bn
$10.0 - $15.0bn
$15.0 - $50bn
>$50.0bn
All

- Uninsured deposits total $422.22 million or 28.29%; however, after deductions for insider owned, and also collateralized deposits, our adjusted uninsured deposits are $289.32 million, which is 19.40% of total deposits
- Cash, securities, and our undrawn line of credit provides significant liquidity
- During the month of March, only $22.67 million in uninsured deposits migrated to insured deposit products, such as CDARS and ICS

Dollars are in thousands
(1) Based on Call Report data for public banks; Source: S&P Global.
(2) As of Q4 2022, the latest data available.

Deposit Growth & Composition


Historical Deposit Growth
CAGR since 2018: 20.5%
$675.9
70.2%
29.8%
2018
$757.5
71.1%
28.9%
2019
$905.5
72.8%
27.2%
2020
$1,217.5
69.9%
30.1%
2021
$1,429.3
69.3%
30.7%
2022
$1,491.6
71.5%
28.5%
Q1 2023
Noninterest-bearing deposits
Interest-bearing deposits


Deposit Composition
Money Markets
$298.8 / 20.0%
NOW deposits
$385.2 / 25.8%
Savings
$132.6 / 8.9%
Time deposits < $250K
$178.8 / 12.0%
Time deposits > $250K
$71.8 / 4.8%
Noninterest-bearing demand
$424.5 / 28.5%

- Deposits increased $62.3 million or 4.36% during the quarter
- Proven ability to grow demand deposits in our core and non-interest bearing accounts[(1)]

Dollars in millions
(1) Includes interest bearing and non-interest bearing demand deposit, money market, and savings accounts

Consistent Capital & EPS Growth

Tangible Book Value Per Share



CAGR since 2018: 15.7%
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$8.49
$9.78
$11.69
$12.93
$14.69
$15.75
2018
2019
2020
2021
2022
Q1 2023

Consistently strong earnings increased TBV despite three factors:

- $0.85 per share paid for an all-cash acquisition in Q4 2021
- $0.80 per share AOCI unrealized loss from investments
- $2.14 per share paid in cash dividends

Diluted Earnings Per Share



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.96
Pro Forma
$0.81
$2.05
$2.55
$3.22
14.3% increase
$0.91
$1.04
2019 (1)
2020
2021
2022
Q4 2022
Q1 2023

Record EPS:

- $1.04 for Q1, a 14.29% increase from Q4 2022
- No share repurchases during the quarter

		YE 2018		Q1 2023	% Change		$ Change
Total tangible shareholders' equity	$	86,471	$	144,111	66.7%	$	57,640
Shares outstanding		10,187.5		9,152.0	-10.2%		(1,035.5)
Tangible book value per share	$	8.49	$	15.75	85.5%	$	7.26
Add: cash dividends per share		-		-	25.2%	$	2.14
				Overall Increase:	**110.7%**	**$**	**9.40**

Dollars are in thousands, except for per share data

(1) Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure

Reliable Top Performer


Return on Average Tangible Common Equity (1)(2)
5 year average: 22.1%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
26.4%
20.9%
Pro Forma
8.6%
19.1%
20.1%
23.9%
25.8%
28.0%
2018
2019
2020
2021
2022
Q4 2022
Q1 2023

- ROATCE of 28.01% for Q1 2023, a 8.64% increase compared to Q4 2022 and a 34.24% increase compared to Q1 2022
- As expected, the Q4 2021 acquisition of Watonga Bancshares caused a temporary decline in ROAA and a slight increase in our efficiency ratio; however, both metrics have returned to historical ranges


Return on Average Assets (1)(2)
5 year average: 2.3%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.75%
2.51%
Pro Forma
1.03%
2.03%
2.21%
2.02%
2.15%
2.43%
2018
2019
2020
2021
2022
Q4 2022
Q1 2023


Efficiency Ratio (2)
5 year average: 37.5%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
37.0%
65.4%
Pro Forma
38.83%
36.0%
36.8%
39.3%
38.1%
36.6%
2018
2019
2020
2021
2022
Q4 2022
Q1 2023

Dollars are in millions
Financial data is as of or for the twelve months ended December 31 of each respective year and for the three months ended December 31, 2022 and March 31, 2023
(1) Profitability metrics are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods
(2) Pro Forma YTD ROAA, ROATCE and efficiency ratio are non-GAAP financial measures, see Appendix for reconciliation to the most comparable GAAP measures for these metrics

Strength in Core Earnings


PPE
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$26.0
$26.8
Pro Forma
$15.1
$31.2
$35.1
$43.9
$13.0
$13.0
2018
2019 1
2020
2021
2022
Q4 2022
Q1 2023


Maximizing Our Employee Base (2)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.56% Actual
2.05%
2.08%
Pro Forma
1.85%
1.95%
1.96%
1.93%
$10.7
$11.1
$12.7
$11.1
$12.9
$13.5
2018
2019 1
2020
2021
2022
Q1 2023
Assets / FTE Employee (Millions)
Noninterest expense to average assets

- Record PPE of $13.03 million
- Strong PPE was driven by:
  - Disciplined loan pricing
  - Rising rates and an asset sensitive balance sheet
- We scale and achieve maximum productivity by:
  - Utilizing a branch-lite model
  - Hiring fewer but better FTEs
  - Operating an efficient delivery system with a strict adherence to our processes

Dollars are in millions
Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended December 31, 2022 and March 31, 2023
(1) Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure
(2) Pro Forma noninterest expense to average assets in a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure

Strategic Growth in Dynamic Markets


Total Assets
CAGR Since 2014: 15.6%
$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
$479.5
$563.5
$613.8
$703.6
$770.5
$866.4
$1,016.7
$1,350.5
$1,584.2
$1,660.5
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1 2023
Kansas acquisition
LPO opened in Irving, TX
Full-service branch opened in Irving, TX
Completed IPO
LPO opened in Tulsa, OK, full-service branch opened in Frisco, TX
Full-service branch opened in Tulsa, OK
Oklahoma acquisition

Dollars are in millions

Consistent Net Interest Margin

Net interest margin continued to show strength due to disciplined loan pricing, a healthy amount of non-interest bearing deposits, and our asset sensitive balance sheet



Loan Fee Income Contribution
5.49%
0.71%
4.78%
2018
5.35%
0.57%
4.78%
2019
5.01%
0.53%
4.48%
2020
5.12%
0.74%
4.38%
2021
4.82%
0.44%
4.38%
2022
5.25%
0.38%
4.87%
Q4 2022
5.14%
0.41%
4.72%
Q1 2023

Financial data is as of or for the three months ended December 31, 2022 and March 31, 2023, and as of or for the twelve months ended of each respective year
Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric

Loan Portfolio Trends – Selected Categories


Loan Portfolio Trends
CAGR Since 2018: 19.5%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$601.8
$708.6
$839.1
$1,031.0
$1,273.6
Gross Loans $1,282.0
$110.2
$114.5
$123.0
$254.2
$102.1
$158.6
$167.0
$280.8
$102.0
$204.3
$194.0
$338.8
$116.7
$245.1
$199.9
$469.3
$182.8
$327.6
$244.3
$518.9
$172.3
$327.1
$272.0
$510.6
13.4%
25.5%
21.2%
39.8%
2018
2019
2020
2021
2022
Q1 2023
Other
Hospitality
C&I
Energy

Dollars are in millions

Loan Portfolio Distribution


Consumer,
$18.83 / 1.5%
Agricultural Non-Farmland,
$16.97 / 1.3%
PPP Loans,
$2.64 / 0.2%
Agricultural Farmland,
$43.93 / 3.4%
Hospitality construction,
$28.45 / 2.2%
Commercial and industrial,
$327.13 , 25.5%
Commercial construction,
$47.19 / 3.7%
1-4 family construction,
$64.97 / 5.1%
1-4 family (commercial purpose),
$86.16 / 6.7%
Energy - exploration & production,
$103.38 / 8.1%
Owner-occupied CRE,
$128.74 / 10.0%
Energy - mineral / royalty interest,
$11.98 / 0.9%
Energy - service companies,
$47.92 / 3.7%
Energy - midstream,
$9.01 / 0.7%
Non-owner-occupied CRE,
$101.22 / 7.9%
Hospitality - operational properties CRE,
$243.51 / 19.0%

Loan Portfolio Selected Categories

Industry		Q1 2023	% of Total Loans		YE 2022	% of Total Loans
Commercial & Industrial	$	327.13	25.52%	$	327.58	25.73%
Hospitality		271.96	21.21%		244.27	19.18%
Energy		172.29	13.44%		182.83	14.36%

Dollars are in millions. Data as of March 31, 2023

Net Charge-Offs to Average Loans



0.06%
0.03%
0.43%
0.07%
0.09%
0.00%
0.00%
0.43%
0.39%
0.01%
0.00%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1 2023

Low historical charge-offs due to:

- Disciplined approach to lending
- Geographic footprint in high growth metros with thriving economies (OK and TX)
- Management team with long history of making loans with low historical loss levels
- Tenured lending staff with over 91% of loan balances generated by lending professionals that have worked with the executive team for > 5 years and 70% of balances from team members with > 10 years of common experience

Diverse CRE Portfolio


1-4 Family - Commercial
$80,821.65 / 11.6%
Multifamily
$32,745.58 / 4.7%
Retail
$26,891.33 / 3.9%
Office
$21,195.31 / 3.0%
Restaurant
$10,215.26 / 1.5%
Industrial
$10,095.50 / 1.5%
Other
$3,477.08 / 0.5%
Hospitality
$243,507.06 / 35.0%
Other
$2,417.04 / 0.3%
Mulltifamily
$515.00 / 0%
Raw Land
$5,622.47 / 0.8%
Comm Lots
$9,437.18 / 1.4%
Hospitality
$28,448.29 / 4.1%
1-4 Family Lots
$36,274.68 / 5.2%
CONSTRUCTION
1-4 Family - Commercial
$54,525.28 / 7.8%
Industrial
$48,562.37 / 7.0%
Office
$40,713.60 / 5.9%
Retail
$34,282.72 / 4.9%
Restaurant
$3,694.91 / 0.5%
Other
$1,489.51 /. 0.2%
OWNER OCCUPIED

- Diverse commercial real estate lending activity in Texas and Oklahoma with an emphasis in the DFW, Oklahoma City and Tulsa metros
- Minimal office and retail balances with over-weighting in each segment to owner-occupied properties
- Office Loan Average Size:
  - Owner Occupied — $0.73 million
  - Non-Owner Occupied — $0.96 million
- Construction lending activity primarily in Oklahoma City and the Dallas metroplex with an emphasis on entry level homes with established homebuilders
- Limited lot and development lending activity
- Hospitality niche managed by seasoned professionals with proven track record through various economic cycles

Dollars are in thousands. Data as of March 31, 2023

Hospitality Loan Portfolio Detail


Hotel Portfolio by Class
Midscale
$165.37 / 60.8%
Upper Midscale
$60.51 / 22.2%
Upscale
$0.00 / 0.0%
Luxury
$0.00 / 0.0%
Economy
$46.08 / 16.9%


Hotel Portfolio by Location
Outstanding Balance
72.19%
11.71%
16.10%
0%
20%
40%
60%
80%
100%
Dallas / Ft. Worth Metro Area
Other Texas Metros
Other

- No historical NCOs in the hospitality segment
- Blue collar portfolio that is well-protected by the "cycle-down" effect of a recession
- Geographically concentrated in TX (84%) and other markets with favorable economic conditions
- Loans personally guaranteed by experienced owner/operators with operating history spanning decades of economic cycles
- Diversified lending to many reputable brands
- Consistent underwriting fundamentals with disciplined equity requirements, debt coverage ratio requirements, personal recourse, and rapid amortization

Dollars are in millions, data as March 31, 2023

Earnings-driven Capital Shock-absorption

Earnings-driven cushion far exceeds regulatory capital minimums as illustrated over a two-year period, consistent with DFAST parameters(1)

	Regulatory Minimum Target Ratios	YE 2022 Capital Ratios	Excess Capital to Target Ratio Expressed in %(2)	Excess Capital to Target Ratio Expressed in $(3)		Add: PPE Cushion(4)		Total Shock Absorption Ability Prior to Hitting Reg Minimums
Tier 1 Leverage	5.00%	9.47%	89.43%	$ 71,580	+	$ 96,578	=	$ 168,158
CET1	7.00%	11.33%	61.80%	$ 58,931	+	$ 96,578	=	$ 155,509
Tier 1 Risk Based Capital	8.50%	11.33%	33.25%	$ 38,497	+	$ 96,578	=	$ 135,075
Total Risk Based Capital	10.50%	12.48%	18.86%	$ 26,976	+	$ 96,578	=	$ 123,554

Dollars are in thousands
above assumes no cash dividends and is simply an illustration and should not be considered a projection or forward-looking guidance of any kind
(1) DFAST = Dodd-Frank Act Stress Test
(2) Excess capital to target ratio expressed in % is the difference between the actual ratio and regulatory minimum divided by the regulatory minimum
(3) Excess capital to target ratio expressed in $ is the excess capital % multiplied by either average assets or risk-weighted assets, assuming a static balance sheet over the next 24 months
(4) Trailing twelve months PPE of $48.3 million extrapolated over two years

Appendix

(Dollars in thousands, except per share data)	For the Three Months Ended			For the Year Ended December 31					
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	2022	2021	2020	2019	2019 Pro Forma(3)	2018
INCOME STATEMENT DATA									
Total interest income	$ 27,380	$ 25,462	$ 14,925	$ 78,749	$ 56,289	$ 53,314	$ 51,709		$ 46,800
Total interest expense	7,374	5,081	717	9,322	3,053	6,153	9,516		7,169
Provision for credit losses	475	1,625	276	4,468	4,175	5,350	-		200
Total noninterest income	673	732	675	2,939	2,250	1,665	1,308		1,331
Total noninterest expense	7,649	8,129	6,420	28,641	20,397	17,592	28,432	$ 16,636	14,965
Provision for income taxes	2,947	2,973	2,003	9,619	7,755	6,618	6,844	6,836	797
Pre-tax net income	11,359	11,359	8,187	39,257	30,914	25,884	15,069	26,866	25,797
Net income – C Corp	9,608	8,386	6,184	29,638	23,159	19,266	8,225	20,030	20,077
BALANCE SHEET DATA									
Cash and cash equivalents	$ 182,365	$ 114,589	$ 136,604	$ 114,589	$ 204,852	$ 153,901	$ 147,275		$ 159,849
Securities available for sale, at fair value	172,991	173,165	198,356	173,165	84,808	-	-		-
Total loans	1,279,363	1,270,457	1,061,821	1,270,457	1,028,401	836,613	707,304		599,910
Allowance for credit losses	15,452	14,734	10,599	14,734	10,316	9,639	7,846		7,832
Total assets	1,660,542	1,584,169	1,421,232	1,584,169	1,350,549	1,016,669	866,392		770,511
Interest-bearing deposits	1,067,104	989,891	862,307	989,891	850,766	658,945	538,262		474,744
Noninterest-bearing deposits	424,455	439,409	420,972	439,409	366,705	246,569	219,221		201,159
Total deposits	1,491,559	1,429,300	1,283,279	1,429,300	1,217,471	905,514	757,483		675,903
Total shareholders' equity	153,831	144,100	128,648	144,100	127,408	107,319	100,126		88,466
SHARES OUTSTANDING AT END OF PERIOD									
Earnings per share (basic)(1)	$ 1.05	$ 0.92	$ 0.68	$ 3.26	$ 2.56	$ 2.05	$ 0.81	$ 1.96	$ 2.48
Earnings per share (diluted)(1)	1.04	0.91	0.67	3.22	2.55	2.05	0.81	1.96	2.44
Dividends per share	0.16	0.16	0.12	0.52	0.45	0.41	0.60		0.84
Book value per share	16.81	15.78	14.15	15.78	14.04	11.87	9.96		8.68
Tangible book value per share (2)	15.75	14.69	13.01	14.69	12.93	11.69	9.78		8.49
Weighted average common shares outstanding–bas	9,146,932	9,118,728	9,088,975	9,118,728	9,056,117	9,378,769	10,145,032	10,192,930	8,105,856
Weighted average common shares outstanding–dilu	9,264,247	9,232,333	9,182,055	9,232,333	9,091,536	9,379,154	10,147,311	10,195,209	8,238,753
Shares outstanding at end of period	9,151,977	9,131,973	9,094,468	9,131,973	9,071,417	9,044,765	10,057,506	10,206,931	10,187,500

(1) Net income and earnings per share are tax adjusted as if the Company were a C Corporation at the estimated tax rates for the respective tax periods; EPS calculation is based on diluted shares and combined federal and state effective tax rate for the three months ended March 31, 2023, December 31, and March 31, 2022 of 23.5%, 26.2%, and 24.5%, respectively
(2) Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to most comparable GAAP measure for this metric
(3) All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation and related tax impact from net income. See detail and reconciliation on slide 22 of this presentation

Bank7 Corp. Performance Ratios

(Dollars in thousands, except per share data)

	For the Three Months Ended			For the Year Ended December 31					
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	2022	2021	2020	2019	2019 Pro Forma(3)	2018
RETURN ON AVERAGE									
Assets(1)	2.43%	2.15%	1.89%	2.02%	2.21%	2.03%	1.03%	2.51%	2.75%
Tangible common equity(1)	28.01	25.78	20.87	23.92	20.13	19.14	8.61	20.92	26.40
Shareholders' equity(1)	26.15	24.04	19.26	22.13	26.41	18.82	8.44	20.53	25.69
Yield on earnings assets	7.03	6.56	4.64	5.46	5.42	5.67	6.55		6.48
Yield on loans	8.09	7.48	5.81	6.51	6.16	6.37	7.58		7.58
Yield on loans excluding fees	7.57	7.02	5.15	5.96	5.30	5.76	6.88		6.71
Cost of funds	2.07	1.43	0.24	0.70	0.33	0.73	1.37		1.11
Cost of int bearing deposits	2.94	2.11	0.36	1.05	0.48	1.05	1.89		1.52
Cost of total deposits	2.07	1.43	0.24	0.70	0.33	0.73	1.37		1.08
Net interest margin	5.14	5.25	4.42	4.82	5.12	5.01	5.35		5.49
Net interest margin excluding loan fees	4.72	4.87	3.91	4.38	4.38	4.48	4.78		4.78
Noninterest expense to average assets	1.91	2.08	1.96	1.96	1.95	1.85	3.56	2.08	2.05
Efficiency ratio (2)	36.62	38.14	42.25	39.30	36.76	36.03	65.36	38.26	37.04
Loan to deposit ratio	85.77	88.89	82.74	88.89	84.47	92.39	93.38		88.76
Liquidity ratio	20.57	16.17	29.22	16.17	28.42	25.48	19.22		23.44
CREDIT QUALITY RATIOS									
Nonperforming assets to total assets	1.10%	1.13%	0.68%	1.13%	0.77%	1.63%	0.38%		0.35%
Nonperforming assets to total loans and OREO	1.43	1.42	0.91	1.42	1.01	1.98	0.47		0.45
Nonperforming loans to total loans	1.43	1.42	0.91	1.42	1.01	1.98	0.47		0.43
Allowance for credit losses to nonperforming loans	84.24	81.95	110.07	81.95	99.37	58.29	235.47		299.50
Allowance for credit losses to total loans	1.21	1.16	1.00	1.16	1.00	1.15	1.11		1.31
Net charge-offs to average loans	0.004	0.007	(0.000)	0.007	0.387	0.432	(0.002)		0.004
CAPITAL RATIOS									
Total shareholders' equity to total assets	9.26%	9.10%	9.05%	9.10%	9.43%	10.56%	11.56%		11.48%
Tangible equity to tangible assets (3)	8.73	8.52	8.38	8.52	8.75	10.42	11.37		11.25
Tier 1 leverage ratio (4)	9.47	9.18	9.28	9.18	10.55	10.78	11.65		11.26
Tier 1 risk-based capital ratio (4)	11.33	11.26	11.56	11.26	11.53	13.51	14.28		14.78
Total risk-based capital ratio (4)	12.49	12.42	12.56	12.42	12.54	14.75	15.42		16.03

(1) Return on average assets and shareholder's equity are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods
(2) Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income
(3) Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric
(4) Ratios are based on Bank level financial information rather than consolidated information. At March 31, 2023, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 9.47%, 11.33%, and 12.49% respectively for the Company
(5) All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 22 of this presentation

(Dollars in thousands, except per share data)	For the Three Months Ended Mar 31, 2023	Dec 31, 2022	Jun 30, 2022	Mar 31, 2022	For the Year Ended December 31 2022	2021	2020	2019	2018
TANGIBLE SHAREHOLDERS' EQUITY									
Total shareholders equity	$ 153,829	$ 144,100	$ 131,498	$ 118,276	$ 144,100	$ 127,408	$ 107,319	$ 100,126	$ 88,466
Goodwill and other intangibles	(9,718)	(9,939)	(10,206)	(10,372)	(9,939)	(10,122)	(1,583)	(1,789)	(1,995)
Tangible shareholders' equity	144,111	134,161	121,292	107,904	134,161	117,286	105,736	98,337	86,471
TANGIBLE ASSETS									
Total assets	$ 1,660,539	$ 1,584,169	$ 1,487,474	$ 1,421,232	$ 1,584,169	$ 1,350,549	$ 1,016,669	$ 866,392	$ 770,511
Less: goodwill and other Intangibles	(9,718)	(9,939)	(10,206)	(10,372)	(9,939)	(10,122)	(1,583)	(1,789)	(1,995)
Tangible assets	1,650,821	1,574,230	1,477,268	1,410,860	1,574,230	1,340,427	1,015,086	864,603	768,516
AVERAGE TANGIBLE COMMON EQUITY									
Average shareholders equity	$ 149,018	$ 139,915	$ 130,035	$ 130,233	$ 133,899	$ 117,053	$ 102,359	$ 97,431	$ 78,148
Less: net unrealized loss on debt structures	(8,897)	(10,198)	-	2,714	10,198	-	-	-	-
Less: average goodwill and other Intangibles	(9,911)	(9,441)	(10,340)	(10,034)	(9,995)	(2,030)	(1,684)	(1,893)	(2,087)
Average tangible common equity	139,107	120,276	119,695	122,913	123,904	115,023	100,675	95,538	76,061
End of period common shares outstanding	9,151,977	9,131,973	9,098,655	9,094,468	9,131,973	9,071,417	9,044,765	10,057,506	10,187,500
Book value per share	16.81	15.78	14.45	14.15	15.78	14.04	11.87	9.96	8.68
Tangible book value per share	15.75	14.69	13.33	13.01	14.69	12.93	11.69	9.78	8.49
Total shareholders' equity to total assets	9.26%	9.10%	8.84%	9.05%	9.10%	9.43%	10.56%	11.56%	11.48%
Tangible shareholders' equity to tangible assets	8.73%	8.52%	8.21%	8.38%	8.52%	8.75%	10.42%	11.37%	11.25%
LOAN INTEREST INCOME (Excluding loan fees):									
Total loan interest income, including fees	$ 25,352	$ 23,806	$ 15,754	$ 14,377	$ 74,403	$ 55,768	$ 52,450	$ 48,200	$ 44,279
Loan fee income	(1,611)	(1,471)	(1,496)	(1,635)	(6,278)	(7,787)	(5,035)	(4,443)	(5,121)
Loan interest income excluding loan fees	23,741	22,335	14,258	12,742	68,125	47,981	47,415	43,757	39,158
Average total loans	$ 1,271,081	$ 1,262,864	$ 1,090,053	$ 1,003,890	$ 1,143,380	$ 905,804	$ 823,228	$ 636,274	$ 583,821
Yield on loans	8.09%	7.48%	5.80%	5.81%	6.51%	6.16%	6.37%	7.58%	7.58%
Yield on loans (excluding loan fee income)	7.57%	7.02%	5.25%	5.15%	5.96%	5.30%	5.76%	6.88%	6.71%
NET INTEREST MARGIN (Excluding loan fees):									
Net interest income	$ 20,006	$ 20,381	$ 15,794	$ 14,208	$ 69,427	$ 53,236	$ 47,161	$ 42,193	$ 39,631
Loan fee income	(1,611)	(1,471)	(1,496)	(1,635)	(6,278)	(7,787)	(5,035)	(4,443)	(5,121)
Net interest income excluding loan fees	18,395	18,910	14,298	12,573	63,149	45,449	42,126	37,750	34,510
Average earning assets	$ 1,579,625	$ 1,539,698	$ 1,418,120	$ 1,303,904	$ 1,441,140	$ 1,038,773	$ 940,890	$ 789,009	$ 721,935
Net interest margin	5.14%	5.25%	4.47%	4.42%	4.82%	5.12%	5.01%	5.35%	5.49%
Net interest margin (excluding loan fee income)	4.72%	4.87%	4.04%	3.91%	4.38%	4.38%	4.48%	4.78%	4.78%
CORE LOANS:									
Total Loans	$ 1,279,363	$ 1,270,457	$ 1,152,316	$ 1,061,821	$ 1,270,457	$ 1,028,401	$ 836,613	$ 707,304	$ 599,910
PPP Loans	(2,636)	(2,636)	(9,917)	(14,204)	(2,636)	(18,736)	(44,939)	-	-
Core Loans	1,276,727	1,267,821	1,142,399	1,047,617	1,267,821	1,009,665	791,674	707,304	599,910
PRE-PROVISION PRE-TAX EARNINGS									
Pre-tax net income	$ 12,554	$ 11,359	$ 9,304	$ 8,187	$ 39,257	$ 30,914	$ 25,884	$ 15,069	$ 26,866
Add back: Provision for credit losses	475	1,625	219	276	4,468	4,175	5,350	-	-
Add back: (Gain)Loss on sales/calls of AFS debt sec	-	-	(10)	127	127	-	-	-	-
Pre-provision pre-tax earnings	13,029	12,984	9,513	8,590	43,852	35,089	31,234	15,069	26,866

Investment Portfolio

Available-for-Sale Securities Portfolio


Corporate
$4.77 / 2.8%
Municipal - Taxable
$7.88 / 4.6%
U.S. Federal Agencies
$0.16 / 0.1%
Municipal - Tax Exempt
$19.95 / 11.5%
Mortgage Backed Securities
$37.63 / 21.8%
U.S. Treasuries
$102.58 / 59.3%

- **Weighted Average Duration:** 2.7 Years
- **Book Yield:** 1.79%

Dollars are in millions.
(1) All of our mortgage-backed securities and collateralized mortgage obligations are issued and/or guaranteed by U.S. government agencies or U.S. government-sponsored entities.
(2) Total investment securities of $173.0 million as of March 31, 2023

2019 Pro Forma Net Income Reconciliation

On September 5, 2019, our largest shareholders, the Haines Family Trusts, contributed approximately 6.5% of their shares (656,925 shares) to the Company. Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense of $11.8 million, including payroll taxes, through the income statement of the Company. Additionally, at the discretion of the employees receiving shares to assist in paying tax withholdings, 149,425 shares were withheld and subsequently canceled, resulting in a charge to retained earnings of $2.6 million.

(Dollars in thousands)		For the Year Ended: Dec. 31, 2019
PRO FORMA NET INCOME		
Total Interest Income	$	51,709
Total Interest Expense		9,516
Net Interest Margin		42,193
Provision for Loan Losses	$	-
Noninterest Income	$	1,308.00
Noninterest Expense	$	28,432.00
Less: Stock Transfer Comp. Expense		(11,796)
Pro Forma Noninterest Expense		16,636
Pro Forma Pre-Tax Income	$	26,865.00
Pro Forma Income Tax Expense	$	6,836.00
Pro Forma Net After-Tax Income	$	20,029.00

Legal Information and Distribution

This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.'s current views with respect to, among other things, future events and Bank7 Corp.'s financial performance. Any statements about Bank7 Corp.'s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.'s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.'s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders' equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.'s non-GAAP financial measures as tools for comparison. See the table in the appendix of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.